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                                                                   EXHIBIT 10.23

                  AMENDMENT NO 6. TO BUSINESS LOAN AGREEMENT


     This Amendment No. 6 to Business Loan Agreement (this "Amendment") is entered into as of March 12, 2001, between IMPCO Technologies, Inc. (the "Borrower") and Bank of America, N.A. (the "Bank") with reference to the following:

                                   RECITALS
                                   --------

     A. The Borrower and the Bank are parties to that certain Business Loan Agreement dated as of September 13, 1999, as previously amended (the "Agreement").

     B. The parties hereto now desire to amend the Agreement on the terms and conditions set forth below:

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Definitions. Capitalized terms used but not defined in this Amendment
          -----------
shall have the meanings ascribed to them in the Agreement.

     2.   Amendments.  The Agreement shall be amended as follows:
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          2.1.  The last sentence of Paragraph 14.3 of the Agreement is amended to read as follows:

                "This covenant will be calculated on a quarterly basis commencing with the quarter ending April 30, 2001."

          2.2. The last sentence of Paragraph 14.4 of the Agreement is amended to read as follows:

                "This covenant will be calculated on a quarterly basis commencing with the quarter ending April 30, 2001."

          2.3. The last sentence of Paragraph 14.5 of the Agreement is amended to read as follows:

                "This covenant will be calculated on a quarterly basis commencing with the quarter ending April 30, 2001."

     3.   Conditions.  The effectiveness of this Amendment is conditioned upon
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the Bank's receipt of the following, in form and substance acceptable to the
Bank:

          (a)   This Amendment, fully executed.

     4.   Representations and Warranties.  The Borrower represents and warrants
          ------------------------------
to the Bank that: (i) no default under the Agreement and no event which, with notice or lapse of time or both, would become a default, has occurred and is continuing; (ii) the Borrower's representations and warranties made under the Agreement are true as of the date hereof; (iii) the making and performance by the Borrower of

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this Amendment have been duly authorized by all necessary corporate action; and
(iv) no consent, approval, authorization, permit, or license is required in connection with the making or performance of this Amendment.

     IN WITNESS THEREOF, the parties hereto have executed this Amendment as of the date first above written.

BANK OF AMERICA, N.A.                 IMPCO TECHNOLOGIES, INC.

By:  /s/ Jeffrey A. Thom              By:  /s/ Brian Olson
   -----------------------------         -------------------------------
       Jeffrey A. Thom                         Brian Olson
        Vice President                    Chief Financial Officer

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